Annual Report


               GNMA
               FUND
               May 31, 1999




[LOGO OF T. ROWE PRICE APPEARS HERE]

 T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
GNMA Fund

 .    Mortgage-backed securities outpaced Treasuries during the past six months, but the period was generally weak for fixed income markets.

 .    The fund surpassed the average for similar funds during the 6- and 12-month periods ended May 31, 1999, with returns of 0.43% and 3.88%, respectively.

 .    Weakness in the second half of the fiscal year partially offset the gains of the first half. However, our management of prepayment risk and duration helped us relative to our peers.

 .    We will continue to seek value among mortgage-backed securities in an effort to add value for shareholders.

 .    We believe bond yields are currently appealing, and the advantage offered by mortgage-backed bonds should provide attractive returns.

FELLOW SHAREHOLDERS


The fiscal year ended May 31, 1999, was volatile as mortgage-backed securities outpaced Treasuries during the second half after lagging during the first. However, during the past six months, fixed income investments in general fared poorly as prices fell and interest rates rose across all maturities because of fears of accelerating inflation. Your fund's returns reflected the rising interest rate environment of the last six months, which caused bonds to give back a substantial portion of the gains achieved during the previous six-month period.



  MARKET ENVIRONMENT

     The domestic economy continued strong as foreign economies weakened. An overseas liquidity crisis last summer spurred cuts in short-term interest rates by the Federal Reserve last fall, which, along with a strong dollar and low inflation through 1998, helped fuel the powerful U.S. economy. With the economy growing briskly, some troublesome news appearing on the inflation front, and stability returning to foreign markets, fixed income markets took a bearish turn during the past six months.

     Overall, it was a challenging year for the fund as interest rates fell during the first six months before reversing direction. February alone witnessed the highest monthly increase in rates in 20 years. From the end of last November through the end of May, the 10-year Treasury yield rose 90 basis points. (One hundred basis points equal one percentage point.) During the same period, the two-year yield rose 88 basis points while the 30-year Treasury yield advanced 75, causing

                             [CHART APPEARS HERE]

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                 Current Coupon GNMA   10-Year Treasury Note

      5/31/98           6.65                   5.55
                        6.59                   5.45
                         6.6                    5.5
      8/31/98           6.33                   4.98
                        5.96                   4.42
                        6.25                   4.61
     11/30/98           6.25                   4.72
                        6.26                   4.65
                        6.22                   4.65
      2/28/99            6.7                   5.29
                        6.65                   5.24
                        6.68                   5.35
      5/31/99           7.05                   5.62
     a narrowing in the difference between short- and long-term rates -- or a flattening of the yield curve. On May 31, the 10-year Treasury yield ended at 5.62%, up seven basis points from a year earlier.

     Yields on current coupon GNMAs tightened about 10 basis points versus the 10-year Treasury yield, enabling the fund to outperform the Treasury market. Over the year, however, the yield difference actually widened 33 basis points, a reflection of the volatility mentioned earlier. The 30-year mortgage rate remained fairly low through April before rising about 30 basis points in May. The net effect was an increase from 6.71% last November to 7.23% at the end of May after reaching a low of 6.49% last October. One year ago the 30-year rate was 7.05%.

     Before rates began to climb, the mortgage market experienced massive refinancings, which peaked in February. Fortunately, your fund suffered only slightly from mortgage prepayments as the structure of our portfolio insulated us from refinancing activity. The fund holds mortgage securities that, for the most part, are protected from prepayments, including project loans and collateralized mortgage obligations (CMOs) with provisions preventing early prepayments. (Prepayments can impair returns when homeowners refinance high-rate mortgages, which are cashed out at par, depriving shareholders of both premium bond prices and higher yields.) Most of this refinancing activity is now behind us, and mortgage rates would have to drop substantially to reignite another refinancing surge.


     PERFORMANCE REVIEW

     For the 6- and 12-month periods ended May 31, 1999, the fund returned 0.43% and 3.88%, respectively, surpassing the performance of the Lipper GNMA Funds Average in both periods. (The strategies that were largely responsible for the better relative results are described in the following section.) During the past six months, the fund's price per share declined $0.26 to $9.33, due to falling bond prices in the face of higher interest rates. Dividends per share dropped by $0.01 to $0.30, reflecting the loss of some higher coupon securities in the portfolio that were affected by refinancing activity. For the year as a whole, the fund's share price fell $0.24, and

     ----------------------
     PERFORMANCE COMPARISON
     -------------------------------------------------------------
     Periods Ended 5/31/99                   6 Months    12 Months
     -------------------------------------------------------------
     GNMA Fund                                  0.43%      3.88%
     Lipper GNMA Funds Average                  0.36       3.62
     dividends per share dropped two cents to $0.61 but more than offset the drop in share price to provide a positive return.



STRATEGY

WE EXPECT THE FED TO RAISE SHORT-TERM RATES IN THE NEAR TERM BUT DON'T EXPECT AN EXTENDED TREND OF RISING INTEREST RATES.

     Our investment strategy in the rising interest rate environment of the last six months focused on improving the portfolio's liquidity and reducing our duration exposure, which we did in incremental steps discussed below. (Duration is a measure of a bond or bond fund's sensitivity to interest rates. For example, a fund with a duration of four years can be expected to rise about 4% in response to a one-percentage-point fall in interest rates and fall about 4% in response to a one-percentage-point rise in interest rates.)

     We maintained a slightly longer duration than our peers through April before moving to a neutral duration versus competing funds. Over the last six months, we sold long-term Treasuries and bought select high-coupon mortgage securities, which we felt had less prepayment risk than comparable securities as well as shorter duration and higher yield premiums. This strategy helped reduce the portfolio's duration. We also sold some CMOs and bought pass-through securities to improve liquidity. In addition, we increased our holdings in project loans because of their stable duration and legal provisions against prepayments. In the present environment, we will continue to look for new opportunities among mortgage-backed securities to increase shareholder value while vigilantly monitoring both prepayment risk and duration.


OUTLOOK

     With global issues beginning to take a back seat, growth in domestic demand continuing virtually unabated, and some slight increases in the previously stellar inflation figures, the market has effectively reversed last fall's interest rate cuts by the Fed. We expect the Fed to raise short-term rates in the near term but don't expect an extended trend of rising interest rates. Although the economy remains quite strong, there are some signs of slowing and inflation numbers are currently quite contained. For these reasons, along with the still relevant issues plaguing foreign economies and the inability of many corporations to increase prices, we believe interest rates offer attractive values near current levels.

     As always, the credit quality of your fund is exceptionally high and will remain so. We are encouraged by the results of the strategies we implemented to minimize prepayments over the last year, and at present interest rate levels refinancing activity is a minimal threat. Looking ahead, we believe the yield advantage offered by mortgage-backed securities over Treasuries should provide investors with attractive income and overall returns.

     Thank you for investing with T. Rowe Price.


     Respectfully submitted,


     /s/ Deborah L. Boyer

     Deborah L. Boyer
     Chairman of the Investment Advisory Committee

     June 18, 1999

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

     --------------------
     PORTFOLIO HIGHLIGHTS
     ---------------------------------------------------------------------------

     KEY STATISTICS
                                                       11/30/98         5/31/99
     ---------------------------------------------------------------------------

     Price Per Share                                    $9.59            $9.33

     Dividends Per Share
         For 6 months                                    0.31             0.30
         For 12 months                                   0.62             0.61

     Dividend Yield *
         For 6 months                                    6.45%            6.56%
         For 12 months                                   6.66             6.70

     30-Day Standardized Yield                           6.23             6.08

     Weighted Average Maturity (years)**                  7.1              8.4

     Weighted Average Effective Duration (years)          3.2              4.4

     Weighted Average Quality ***                         AAA              AAA


     * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     **  Based on prepayment-adjusted life of GNMA securities.
     *** Based on T. Rowe Price research.


     SECTOR DIVERSIFICATION

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                       11/30/98        5/31/99
     ---------------------------------------------------------------------------

     GNMA Securities                                      102%           100%
     Other Government Agency Securities                     3              3
     U.S. Treasury Obligations                              2              1
     Money Market Funds                                     2              1
     Other Assets Less Liabilities                         -9             -5
     ---------------------------------------------------------------------------
     Total                                                100%           100%

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                             [CHART APPEARS HERE]

     GNMA FUND
     ---------------------------------------------------------------------------
                Salomon Smith Barney    Lipper GNMA
                     GNMA Index        Funds Average           GNMA Fund

       May-89          10,000             10,000           10,000    10,000
       May-90          11,077             10,906           10,966    10,966
       May-91          12,613             12,251           12,393    12,393
       May-92          14,249             13,682           13,887    13,887
       May-93          15,631             14,943           15,085    15,085
       May-94          15,640             14,847           14,974    14,974
       May-95          17,409             16,388           16,788    16,788
       May-96          18,347             17,113           17,413    17,413
       May-97          20,055             18,563           18,886    18,886
       May-98          21,970             20,357           20,769    20,769
       May-99          23,057             21,140           21,575    21,575


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended 5/31/99             1 Year    3 Years   5 Years    10 Years
     ---------------------------------------------------------------------------
     GNMA Fund                          3.88%      7.41%     7.58%       7.99%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

     T. ROWE PRICE GNMA FUND
     ---------------------------------------------------------------------------

     --------------------
     FINANCIAL HIGHLIGHTS        For a share outstanding throughout each period
     ---------------------------------------------------------------------------

                                     Year
                                     Ended
                                    5/31/99   5/31/98   5/31/97   5/31/96   5/31/95
     NET ASSET VALUE
     Beginning of period          $    9.57  $   9.30  $   9.19  $    9.51  $   9.14

     Investment activities
      Net investment income            0.61      0.63      0.65       0.67      0.68
      Net realized and
      unrealized gain (loss)          (0.24)     0.27      0.11      (0.32)     0.37

      Total from
      investment activities            0.37      0.90      0.76       0.35      1.05

     Distributions
      Net investment income           (0.61)    (0.63)    (0.63)     (0.67)    (0.66)
      Tax return of capital               -         -     (0.02)         -     (0.02)

      Total distributions             (0.61)    (0.63)    (0.65)     (0.67)    (0.68)
     NET ASSET VALUE
     End of period                $    9.33 $    9.57  $   9.30  $    9.19  $   9.51


     Ratios/Supplemental Data

     Total return*                     3.88%     9.97%     8.46%      3.72%    12.11%
     Ratio of total expenses to
     average net assets                0.71%     0.70%     0.74%      0.74%     0.76%

     Ratio of net investment
     income to average
     net assets                        6.36%     6.67%     6.98%      7.04%     7.50%

     Portfolio turnover rate           86.7%    120.6%    115.9%     113.6%    121.3%
     Net assets, end of period
     (in millions)                $   1,111  $  1,123  $    944  $     904  $    810

+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     The accompanying notes are an integral part of these financial statements.

     T. ROWE PRICE GNMA FUND
     ---------------------------------------------------------------------------
                                                                   May 31, 1999


     STATEMENT OF NET ASSETS                                Par/Shares         Value
     -------------------------------------------------------------------------------
                                                              In thousands
     U.S. GOVERNMENT MORTGAGE-BACKED
     SECURITIES  103.5%

     U.S. Government Guaranteed Obligations  103.5%
     Government National Mortgage Assn.
          I
             6.00%, 11/15/23 - 3/15/29                  $       93,321  $     88,576
             6.50%, 6/15/23 - 5/15/29                          164,810       161,004
             7.00%, 4/15/17 - 4/15/29                          199,467       200,058
             7.50%, 3/15/07 - 4/15/29                          168,999       173,218
             8.00%, 11/15/12 - 5/15/29                         133,994       139,971
             8.50%, 12/15/04 - 12/15/21                         19,862        21,105
             9.00%, 4/15/16 - 9/15/24                           30,220        32,457
             9.50%, 6/15/09 - 12/15/24                           5,911         6,408
             10.00%, 10/15/15 - 3/15/26                         24,136        26,405
             10.50%, 1/15/13 - 10/15/21                          2,110         2,340
             11.00%, 2/15/10 - 6/15/19                             531           594
             11.50%, 4/15/10 - 7/15/20                           2,285         2,589
             12.00%, 5/15/11 - 8/15/15                           2,831         3,264
             12.50%, 4/15/10 - 7/15/15                           1,076         1,245
             13.00%, 1/15/11 - 8/15/15                             468           546
             13.50%, 5/15/10 - 1/15/15                             803           937
          II
             6.50%, 3/20/26 - 11/20/28                          19,703        19,250
             8.00%, 10/20/24 - 5/20/29                          19,859        20,675
             8.50%, 4/20/16 - 2/20/23                           10,021        10,631
             10.00%, 9/20/16 - 5/20/25                             872           953
             11.00%, 2/20/14 - 9/20/20                           1,118         1,254
             11.50%, 12/20/13 - 7/20/20                            825           938
             12.50%, 10/20/13 - 1/20/16                             97           113
             13.00%, 10/20/13 - 9/20/15                            355           415
          Construction Loan, I
             6.625%, 5/15/01 - 1/15/29                          10,022         9,621
             6.67%, 2/15/01 - 6/15/38                           12,737        12,382
             6.73%, 8/15/01                                      9,590         9,260
             6.75%, 7/15/00 - 5/15/29                           22,029        21,367
             6.875%, 11/15/00 - 4/15/38                          9,358         9,261
             7.00%, 4/15/00                                     16,724        16,693

     T. ROWE PRICE GNMA FUND
     ---------------------------------------------------------------------------



                                                            Par/Shares         Value
     -------------------------------------------------------------------------------
                                                              In thousands

      Government National Mortgage Assn.
          GPM, I
             8.75%, 6/15/17 - 11/15/21                  $          291  $        310
             9.00%, 5/15/09                                        178           192
             9.25%, 5/15/16 - 8/15/21                            3,244         3,503
             9.50%, 6/15 - 11/15/09                              1,481         1,607
             9.75%, 4/15/16 - 2/15/21                            2,106         2,296
             10.25%, 2/15/18                                        29            32
             10.75%, 2/15/16 - 4/15/19                             467           521
             11.00%, 8/15 - 9/15/10                                 88            98
             11.50%, 2/15 - 6/15/13                                 41            47
             12.00%, 10/15/10 - 2/15/13                            210           242
             12.25%, 1/15/14 - 2/15/15                             101           117
             12.50%, 4/15/10 - 10/15/12                            360           416
             12.75%, 11/15/13 - 6/15/14                            148           172
          GPM, II
             9.25%, 2/20/16                                         60            64
             9.75%, 3/20 - 7/20/21                                  80            86
             10.25%, 3/20 - 9/20/16                                 26            28
             11.00%, 9/20/13 - 1/20/14                              33            36
             12.25%, 1/20/14 - 10/20/15                            124           142
             12.75%, 10/20/13 - 2/20/15                            148           171
          Project Loan, I
             6.30%, 11/15/33                                     3,584         3,436
             6.50%, 3/15/34                                      3,396         3,295
             6.70%, 4/15/34                                      2,399         2,339
             7.05%, 11/15/38                                     6,058         6,054
             7.75%, 3/15/20                                      3,896         4,025
             8.00%, 11/15/17                                     5,787         6,051
          REMIC
             6.50%, 10/20/27                                     9,849         9,509
             7.00%, 10/16/21 - 5/16/24                          18,400        18,456
             7.50%, 7/16/12 - 5/16/23                           31,179        31,726
             Interest Only, 8.00%, 6/16/23 **                    5,048           499
          TBA, I
             Construction Loan, 6.73%, 12/15/99                 10,233         9,881
             Construction Loan, 7.00%, 12/15/99                  1,955         1,952
             Construction Loan, 8.50%, 1/1/26 - 1/1/29          10,719        11,315
          TBA, II, 8.00%, 5/20/99                                3,600         3,728

     T. ROWE PRICE GNMA FUND
     ---------------------------------------------------------------------------



                                                            Par/Shares         Value
------------------------------------------------------------------------------------
                                                              In thousands
      U.S. Department of Veteran Affairs
          REMIC
             VR, 9.558%, 3/15/25                        $        2,876  $      3,091
             7.25%, 10/15/08                                    10,545        10,968
             7.50%, 5/15/24                                     18,750        19,310
      Total U.S. Government Mortgage-Backed Securities
      (Cost  $1,147,194)                                                   1,149,245


      U.S. GOVERNMENT OBLIGATIONS  0.8%

      U.S. Treasury Obligations  0.8%
      U.S. Treasury Bond Strip, Zero Coupon, 2/15/16            24,000         8,531
      Total U.S. Government Obligations (Cost $9,951)                          8,531


      MONEY MARKET FUNDS  0.7%

      Government Reserve Investment Fund, 4.70% #                8,408         8,408
      Total Money Market Funds (Cost $8,408)                                   8,408


 Total Investments in Securities

 105.0% of Net Assets (Cost $1,165,553)                                 $  1,166,184

 Other Assets Less Liabilities

 Including $60,196 payable for investment securities purchased               (55,420)


 NET ASSETS                                                             $  1,110,764
                                                                        ------------

 Net Assets Consist of:
 Accumulated net investment income - net of distributions               $     (5,445)
 Accumulated net realized gain/loss - net of distributions                   (11,813)
 Net unrealized gain (loss)                                                      631
 Paid-in-capital applicable to 119,029,543 no par value shares of
 beneficial interest outstanding; unlimited number of shares authorized    1,127,391


 NET ASSETS                                                             $  1,110,764
                                                                        ------------

 NET ASSET VALUE PER SHARE                                              $       9.33
                                                                        ------------

   ** For Interest Only securities, par amount represents notional principal on which the fund receives interest.
    # Seven day yield
  GPM Graduated Payment Mortgage
REMIC Real Estate Mortgage Investment Conduit
  TBA To be announced security was purchased on a forward commitment basis.
   VR Variable Rate

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                          Year
                                                                         Ended
                                                                       5/31/99
  Investment Income
  Interest income                                                 $     80,879
  Expenses
   Investment management                                                 5,388
   Shareholder servicing                                                 2,204
   Custody and accounting                                                  340
   Prospectus and shareholder reports                                       83
   Registration                                                             68
   Proxy and annual meeting                                                 31
   Legal and audit                                                          16
   Trustees                                                                  9
   Miscellaneous                                                             7
   Total expenses                                                        8,146
  Net investment income                                                 72,733

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                                 6,212
  Change in net unrealized gain or loss on securities                  (34,385)
  Net realized and unrealized gain (loss)                              (28,173)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     44,560
                                                                  ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                           Year
                                                          Ended
                                                        5/31/99         5/31/98
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $   72,733    $    69,522
   Net realized gain (loss)                               6,212          3,526
   Change in net unrealized gain or loss                (34,385)        24,279
   Increase (decrease) in net assets from operations     44,560         97,327

  Distributions to shareholders
   Net investment income                                (72,733)       (69,522)

  Capital share transactions*
   Shares sold                                          211,218        274,655
   Distributions reinvested                              43,992         34,207
   Shares redeemed                                     (239,415)      (157,571)
   Increase (decrease) in net assets from capital
   share transactions                                    15,795        151,291

  Net Assets
  Increase (decrease) during period                     (12,378)       179,096
  Beginning of period                                 1,123,142        944,046

  End of period                                      $1,110,764    $ 1,123,142
                                                     ----------    -----------
* Share information
   Shares sold                                           22,140         28,810
   Distributions reinvested                               4,624          3,589
   Shares redeemed                                      (25,120)       (16,533)
   Increase (decrease) in shares outstanding              1,644         15,866


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
                                                                  May 31, 1999


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


     by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily univested cash balances at the custodian are used to reduce the fund's custody charges.



NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of U.S. government securities aggregated $1,056,058,000 and $1,080,348,000, respectively, for the year ended May 31, 1999.



NOTE 3 - FEDERAL INCOME TAXES


     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $7,683,000 in fiscal year 1999. As of May 31,1999, the fund has capital loss carryforwards for federal income tax purposes of $11,813,000, of which $1,569,000 expires in 2002, $1,748,000 in 2003, and $8,496,000 in 2005. The
     fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


     ---------------------------------------------------------------------------
     Undistributed net investment income                       $       603,000
     Undistributed net realized gain                                 1,471,000
     Paid-in-capital                                                (2,074,000)


     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,165,553,000. Net unrealized gain aggregated $631,000 at period-end, of which $15,560,000 related to appreciated investments and $14,929,000 to depreciated investments.

14
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T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------



NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $439,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,090,000 for the year ended May 31, 1999, of which $110,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 35.6% of the outstanding shares of the fund at May 31, 1999. For the year then ended, the fund was allocated $1,025,000 of Spectrum expenses, $81,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


     Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $1,007,000 and are reflected as interest income in the accompanying Statement of Operations.



16
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T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price GNMA Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 17, 1999

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R):

1-800-638-2587 toll free

For assistance with your existing fund account, call:

Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a brokerage account or obtain information, call:

1-800-638-5660 toll free

Internet address:

www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.       F70-050  5/31/99